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                     SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                         _____________________________

                                  FORM 8-K/A

                              AMENDMENT NO. 1 TO
                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

                       Date of Report (Date of earliest
                     event reported):  FEBRUARY 14, 1995

                         _____________________________

                             NASH-FINCH COMPANY
            (Exact name of Registrant as specified in its charter)

           DELAWARE                    0-785               41-0431960
    (State of Incorporation)      (Commission file      (I.R.S. Employer
                                      number)          Identification No.)
    7600 FRANCE AVENUE SOUTH
          P.O. BOX 355
     MINNEAPOLIS, MINNESOTA                                55440-0355
      (Address of principal                                (Zip Code)
       executive offices)

Registrant's telephone number, including area code:  (612) 832-0534
                         _____________________________





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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (c)   EXHIBITS

            16 Letter from KPMG Peat Marwick LLP to the SEC dated March 1, 1995 and delivered to the Registrant on March 2, 1995.


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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.

                                          NASH-FINCH COMPANY


                                          /s/ Norman R. Soland
                                          -------------------------
                                          Norman R. Soland, Esq.
                                          Vice President, Secretary
                                          and General Counsel
Dated: March 3, 1995


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                              INDEX TO EXHIBITS



Exhibit                                                               Page
- -------                                                               ----

16    Letter from KPMG Peat Marwick LLP to the SEC dated
      March 1, 1995 and delivered to the Registrant on
      March 2, 1995. . . . . . . . . . . . . . . . . . . .


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